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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 26, 1993, with respect to the Consolidated Financial Statements of CompuPharm, Inc. included in GranCare, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
May 31, 1995

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